UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22554

Vertical Capital Income Fund

(Exact name of registrant as specified in charter)

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 3/31/13

Item 1.  Reports to Stockholders.

   Vertical Capital Income Fund

Cusip: 92535C104

VCAPX

Semi-Annual Report

March 31, 2013

Investor Information: 1-866-277-VCIF

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Vertical Capital Income Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

June 3, 2013

Dear Shareholders:

The first quarter of 2013 has been an exciting time period for the Fund.  We are excited to report that the total assets under management for the Vertical Capital Income Fund are rapidly approaching $25 million, and inflows of investment capital continue to accelerate.

The Fund’s return for the six months ended March 31, 2013 was 2.30% (-2.31% ytd reflecting a full upfront sales charge of 4.5%) compared to the benchmark, the Barclay’s U.S. MBS Index1, which came in at -0.25%.

On the acquisition front, the opportunities to acquire performing whole notes are plentiful; typically we see numerous individual notes and note portfolios on a daily basis.  Among them, we are seeing what seems to be an increase of recently originated notes.  The recent originations are a function of the continued stringent credit underwriting standards that resulted from the economic downturn.  Currently the stringent underwriting standards are responsible for the low percentage of borrowers (only 20%) that are approved for new financing.  The recent notes although have lower interest rates, and they have a greater percentage of equity at par relative to the collateral value.  The ability to purchase, at a discount, the right blend of legacy notes and recent notes, gives the fund portfolio, what we believe to be, an excellent balance of risk.  This is reflected in the performance by helping to stabilize the share price volatility.

In many parts of the country, property values have firmed up and in some areas there have been significant price increases from a year ago.  Some of the states where values have increased are California, Florida, Arizona, and Nevada.  Increased property values have the potential to add security to the Fund’s portfolio due to the additional protective equity.  We believe this additional protective equity has had a positive effect on the Net Asset Value of the Fund.

1 Barclays U.S. MBS Index (mortgage-backed securities) covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). Investors cannot directly invest in an index, and unmanaged index returns do not reflect any fees, expenses, or sales charges.

The economy continues to move along with very little real growth, job creation is anemic, and the regulatory environment continues to tighten.  All of these factors lead us to believe that the opportunity to purchase whole mortgage notes at significant discounts will continue well into the future.  The Treasury continues with their Quantitative Easing which has resulted in a very low interest rate environment.  We have seen the Mortgage Industry’s benchmark index, the 10 Year Treasury Bond, climb from 1.75% in January to 2.06% in March.  This increase, which was actually an increase of 17.71%, has affected the Fund’s share price over the quarter, but the effect has been very muted.

The Fund’s structure requires that its portfolio, and each note individually, is priced every day after the markets close.  In assessing the model’s effectiveness, the performance is reviewed regularly and calibrated on a quarterly basis.  At the end of the quarter, the pricing model was re-calibrated to measure the metric of equity in a whole note.  The equity is the difference between the par balance of the note relative to the estimated market value of the collateral (property).  When the model was originally formulated, the measure of equity was not relative in most cases due to the lack of equity, as most notes in the open market exceeded the property value.  The opportunity to buy notes that have equity necessitated the model to be recalibrated to measure the amount of equity in order to value the notes more accurately.  The result of the re-calibration now allows the model to measure the amount of equity on each loan that is acquired by the Fund, and this has added positive and upward pressure on the share price.  A one day share price increase on April 3rd from $10.54 to $11.39 was a result of the implementation of this change.  We will continue to review the pricing model on a regular basis to ensure that the valuation is an accurate representation of the Fund’s assets.

As we move forward, we see the fund continuing to perform as expected and providing an investment that seeks to deliver competitive yields and growth opportunities.

Thank you for your investment in the Vertical Capital Income Fund.

Regards,

Gus Altuzarra

Managing Member

Chris Chase

Managing Member

1281-NLD-5/30/2013

20 Pacifica, Suite 190, Irvine, CA  92618          866-224-8867

Vertical Capital Income Fund is distributed by Northern Lights Distributors, LLC, member FINRA (finra.org).

Vertical Capital Asset Management, LLC is not affiliated with Northern Lights Distributors, LLC.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2013

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES - 82.6%
$ 322,744	Loan ID 200001	Fixed	6.250%	4/1/2038	$ 236,088
164,300	Loan ID 200002	ARM IO	2.750%	12/1/2035	94,850
124,992	Loan ID 200003	Balloon	7.250%	9/1/2035	99,045
323,846	Loan ID 200004	Fixed	7.990%	10/1/2036	268,630
174,023	Loan ID 200005	Fixed	4.750%	8/1/2039	116,109
76,454	Loan ID 200006	Fixed	7.990%	1/1/2036	63,587
40,045	Loan ID 200007	Fixed	6.000%	2/1/2028	36,489
57,554	Loan ID 200008	Fixed	3.825%	3/28/2035	37,255
157,531	Loan ID 200009	Fixed	3.000%	4/1/2037	93,132
170,326	Loan ID 200010	Fixed	3.000%	5/1/2034	104,307
144,391	Loan ID 200011	Fixed	6.850%	6/1/2035	111,484
53,653	Loan ID 200012	Fixed	9.800%	7/1/2037	50,063
60,910	Loan ID 200013	Fixed	5.250%	9/1/2040	40,706
87,761	Loan ID 200014	Fixed	3.500%	3/1/2027	62,240
37,402	Loan ID 200015	Fixed	9.000%	8/1/2030	33,718
43,479	Loan ID 200016	Fixed	10.375%	1/1/2031	42,253
54,547	Loan ID 200017	Fixed	6.500%	8/1/2030	43,343
59,017	Loan ID 200018	Fixed	7.000%	1/1/2033	46,671
67,814	Loan ID 200019	Fixed	4.000%	12/1/2036	42,262
86,536	Loan ID 200020	Fixed	5.630%	7/1/2033	62,557
91,341	Loan ID 200021	Fixed	4.000%	10/1/2033	60,595
98,826	Loan ID 200022	Fixed	4.100%	6/1/2039	61,964
103,609	Loan ID 200023	Fixed	5.875%	12/1/2060	73,873
106,942	Loan ID 200024	Fixed	7.000%	11/1/2034	84,024
154,286	Loan ID 200025	Fixed	3.125%	3/1/2034	94,639
205,990	Loan ID 200026	Fixed	3.250%	1/1/2050	127,096
222,002	Loan ID 200027	Fixed	3.875%	10/1/2050	142,969
228,102	Loan ID 200028	Fixed	2.750%	6/1/2050	135,150
239,173	Loan ID 200029	Fixed	3.310%	7/1/2037	140,275
252,565	Loan ID 200030	Fixed	5.750%	1/1/2038	178,311
290,572	Loan ID 200031	Fixed	5.000%	1/1/2051	204,737
324,530	Loan ID 200032	Fixed	3.130%	1/1/2051	198,385
433,500	Loan ID 200033	Fixed	6.375%	6/1/2036	321,960
459,569	Loan ID 200034	Fixed	2.625%	10/1/2050	267,653
595,347	Loan ID 200035	Fixed	2.000%	11/1/2050	326,429
72,732	Loan ID 200036	Fixed	7.940%	1/12/2034	60,760
175,000	Loan ID 200037	Fixed	7.800%	5/1/2035	144,077
175,430	Loan ID 200038	Fixed	6.631%	3/1/2037	127,257
28,737	Loan ID 200039	Fixed	11.500%	11/5/2033	29,723
158,718	Loan ID 200040	Fixed	4.550%	5/1/2040	100,405
132,853	Loan ID 200041	Fixed	4.875%	8/1/2039	86,766
44,370	Loan ID 200042	Fixed	7.000%	12/1/2037	34,342
67,854	Loan ID 200043	Fixed	6.125%	7/1/2039	48,841
221,009	Loan ID 200044	Fixed	5.875%	12/1/2033	161,889
130,293	Loan ID 200045	Fixed	5.625%	12/1/2038	90,658
The accompanying notes are an integral part of these financial statements.
Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2013

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 82.6%
$ 45,048	Loan ID 200046	Fixed	8.000%	7/1/2027	$ 39,173
57,135	Loan ID 200048	Fixed	5.500%	8/1/2039	39,160
255,718	Loan ID 200049	Fixed	3.875%	3/1/2042	154,223
177,819	Loan ID 200050	Fixed	6.250%	11/1/2050	130,608
90,479	Loan ID 200051	Fixed	6.500%	10/1/2040	63,860
169,500	Loan ID 200052	Fixed	5.000%	5/1/2040	113,955
62,036	Loan ID 200053	Fixed	3.000%	9/1/2042	54,282
59,737	Loan ID 200054	Fixed	8.250%	3/1/2039	50,394
88,036	Loan ID 200055	Fixed	10.000%	1/5/2036	83,317
289,295	Loan ID 200056	ARM	7.375%	12/1/2037	229,989
127,883	Loan ID 200057	Fixed	3.000%	10/1/2036	76,026
30,611	Loan ID 200058	Fixed	8.100%	11/1/2032	25,955
63,468	Loan ID 200059	Fixed	6.000%	8/1/2039	45,228
37,794	Loan ID 200060	Fixed	5.750%	8/1/2039	26,418
41,352	Loan ID 200061	Fixed	5.750%	7/1/2024	33,205
221,007	Loan ID 200062	Fixed	5.875%	12/1/2033	161,888
284,756	Loan ID 200063	Fixed	5.750%	12/1/2048	189,790
199,042	Loan ID 200064	Fixed	4.875%	4/1/2034	139,807
28,715	Loan ID 200065	Fixed	7.250%	1/1/2037	22,616
160,616	Loan ID 200066	Fixed	5.125%	1/1/2037	114,503
716,898	Loan ID 200067	Fixed	3.625%	7/1/2037	431,214
269,797	Loan ID 200068	Fixed	3.250%	9/1/2037	165,332
141,357	Loan ID 200069	Fixed	3.250%	9/1/2037	108,689
121,943	Loan ID 200070	Fixed	3.250%	9/1/2037	98,018
96,787	Loan ID 200071	Fixed	3.250%	8/1/2037	57,589
243,458	Loan ID 200072	Fixed	0.000%	2/1/2051	153,354
231,081	Loan ID 200073	Fixed	0.000%	2/1/2026	176,962
194,927	Loan ID 200074	Fixed	0.000%	2/1/2031	139,490
223,913	Loan ID 200075	Fixed	4.250%	2/1/2042	135,311
186,009	Loan ID 200076	Fixed	4.250%	12/1/2041	112,740
82,641	Loan ID 200077	Fixed	3.750%	8/1/2042	47,262
40,661	Loan ID 200078	ARM	7.000%	8/1/2036	37,307
148,352	Loan ID 200079	ARM	2.000%	8/1/2049	78,434
96,649	Loan ID 200080	ARM	8.250%	5/1/2037	81,446
85,176	Loan ID 200081	Fixed	2.000%	9/1/2037	46,191
72,965	Loan ID 200082	ARM	2.500%	4/1/2040	41,203
124,098	Loan ID 200083	ARM	3.875%	10/1/2046	72,771
198,780	Loan ID 200084	ARM	8.250%	3/1/2039	101,040
130,854	Loan ID 200085	Fixed	5.500%	11/1/2035	92,003
174,282	Loan ID 200086	ARM	2.000%	11/1/2050	95,681
234,497	Loan ID 200087	ARM	3.000%	3/1/2051	128,012
131,366	Loan ID 200088	ARM	7.000%	6/1/2039	66,957
283,245	Loan ID 200089	ARM	2.000%	3/1/2052	155,303
76,535	Loan ID 200090	ARM	2.000%	11/1/2036	41,918
304,042	Loan ID 200091	ARM	2.000%	11/1/2051	165,247
299,244	Loan ID 200092	ARM	2.375%	5/1/2036	170,090
The accompanying notes are an integral part of these financial statements.
Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2013

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 82.6%
$ 149,374	Loan ID 200093	ARM	3.000%	2/1/2038	$ 87,503
235,648	Loan ID 200094	ARM	2.750%	9/1/2037	138,655
497,228	Loan ID 200095	ARM	2.000%	4/1/2051	270,492
222,946	Loan ID 200096	ARM	4.500%	8/1/2037	146,364
118,777	Loan ID 200097	ARM	2.750%	6/1/2035	69,686
103,001	Loan ID 200098	ARM	3.875%	2/1/2033	67,785
89,651	Loan ID 200099	ARM	2.000%	3/1/2040	48,618
389,137	Loan ID 200100	ARM	2.000%	7/1/2037	211,262
317,834	Loan ID 200101	ARM	2.000%	7/1/2051	172,933
81,225	Loan ID 200102	ARM	1.250%	3/1/2040	41,498
114,723	Loan ID 200103	ARM	3.250%	9/1/2034	71,277
60,854	Loan ID 200104	ARM	2.500%	5/1/2039	35,088
126,679	Loan ID 200105	ARM	2.000%	12/1/2050	68,989
101,999	Loan ID 200106	ARM	2.000%	2/1/2052	56,681
341,118	Loan ID 200107	ARM	2.000%	7/1/2052	179,326
198,520	Loan ID 200108	ARM	3.000%	6/1/2047	103,091
55,736	Loan ID 200109	ARM	5.625%	4/1/2038	38,943
121,045	Loan ID 200110	ARM	3.250%	8/1/2039	72,688
193,702	Loan ID 200111	ARM	3.000%	11/1/2050	114,304
320,957	Loan ID 200112	ARM	2.000%	9/1/2049	175,596
217,697	Loan ID 200113	ARM	2.900%	7/1/2037	123,260
121,395	Loan ID 200114	ARM	2.000%	10/1/2051	66,403
277,851	Loan ID 200115	ARM	2.000%	11/1/2051	146,900
160,693	Loan ID 200116	ARM	2.000%	3/1/2039	87,047
199,359	Loan ID 200117	ARM	3.250%	8/1/2037	122,267
95,696	Loan ID 200118	ARM	2.750%	6/1/2035	55,073
101,515	Loan ID 200119	ARM	3.000%	10/1/2034	61,833
311,778	Loan ID 200120	ARM	2.000%	2/1/2051	168,890
106,078	Loan ID 200121	ARM	2.750%	1/1/2035	64,411
155,557	Loan ID 200122	ARM	2.750%	6/1/2035	92,168
460,599	Loan ID 200123	ARM	2.750%	9/1/2037	262,956
148,318	Loan ID 200124	ARM	3.400%	6/1/2037	87,775
327,185	Loan ID 200125	ARM	2.000%	5/1/2051	179,199
135,302	Loan ID 200126	ARM	3.000%	8/1/2039	79,612
153,174	Loan ID 200127	ARM	2.750%	8/1/2039	88,734
54,506	Loan ID 200128	ARM	2.000%	7/1/2037	29,591
478,283	Loan ID 200129	Fixed	4.625%	3/1/2052	311,841
113,483	Loan ID 200130	Fixed	4.500%	8/1/2042	71,823
42,666	Loan ID 200131	Fixed	3.825%	11/1/2027	30,434
170,322	Loan ID 200132	Fixed	5.000%	6/1/2042	109,262
247,609	Loan ID 200133	Fixed	3.490%	1/1/2043	141,484
199,397	Loan ID 200134	Fixed	3.750%	12/1/2042	117,006
132,461	Loan ID 200135	Fixed	4.375%	12/1/2042	79,609
292,709	Loan ID 200136	Fixed	2.825%	10/1/2027	197,198
135,907	Loan ID 200137	Fixed	4.500%	9/1/2042	83,053
141,164	Loan ID 200138	Fixed	3.750%	10/1/2042	80,421
The accompanying notes are an integral part of these financial statements.
Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2013

Principal		Loan Type	Interest Rate	Maturity	Value
	MORTGAGE NOTES (Continued) - 82.6%
$ 59,846	Loan ID 200139	Fixed	4.625%	5/1/2027	$ 43,981
49,028	Loan ID 200140	Fixed	3.625%	12/1/2027	34,383
86,699	Loan ID 200141	Fixed	4.250%	2/1/2042	54,144
194,313	Loan ID 200142	Fixed	3.300%	1/1/2037	118,006
136,663	Loan ID 200143	Fixed	3.000%	2/1/2037	80,945
559,227	Loan ID 200144	Fixed	3.000%	10/1/2036	332,460
295,861	Loan ID 200145	Fixed	2.000%	8/1/2051	160,948
153,269	Loan ID 200146	Fixed	3.250%	8/1/2037	89,386
256,711	Loan ID 200147	Fixed	3.250%	9/1/2037	154,156
140,598	Loan ID 200148	Fixed	3.250%	9/1/2037	81,912
164,249	Loan ID 200149	Fixed	3.500%	9/1/2037	97,645
226,521	Loan ID 200150	Fixed	3.500%	9/1/2037	134,667
113,002	Loan ID 200151	Fixed	3.250%	8/1/2037	65,903
100,331	Loan ID 200152	Fixed	3.250%	9/1/2037	60,249
1,830,405	Loan ID 200153	Fixed	3.375%	4/1/2037	1,115,266
104,467	Loan ID 200154	Fixed	5.625%	9/1/2037	73,179
97,482	Loan ID 200155	Fixed	3.375%	4/1/2037	57,632
58,411	Loan ID 200156	Fixed	8.130%	9/19/2032	49,656
130,804	Loan ID 200157	Fixed	3.750%	1/1/2043	74,048
170,439	Loan ID 200158	Fixed	3.625%	12/1/2042	141,464
199,227	Loan ID 200159	Fixed	3.750%	6/1/2042	159,382
	TOTAL MORTGAGE NOTES ( Cost - $18,029,643)				18,069,969

	TOTAL INVESTMENTS ( Cost - $18,029,643)(a)- 82.6%				$ 18,069,969
	CASH AND OTHER ASSETS LESS LIABILITIES - 17.4%				3,809,858
	NET ASSETS - 100.0%				$ 21,879,827

ARM - Adjustable Rate Mortgage
IO - Interest Only

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is the same and and there were no book to tax differences and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

				Unrealized appreciation:	$ 1,387,157
				Unrealized depreciation:	(1,346,831)
			Net unrealized appreciation:		$ 40,326

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Assets and Liabilities (Unaudited)
March 31, 2013

Assets:
Cash	$ 3,580,010
Investments in Securities at Value (identified cost $18,029,643)	18,069,969
Interest Receivable	84,407
Receivable for Securities Sold	84,772
Receivable for Fund Shares Sold	75,926
Due from Investment Adviser	7,779
Prepaid Expenses and Other Assets	18,203
Total Assets	21,921,066

Liabilities:
Accrued Shareholder Service Fees	3,847
Accrued Administration Fees	2,210
Accrued Fund Accounting Fees	1,973
Accrued Transfer Agency Fees	510
Accrued Security Servicing Fees	6,402
Accrued Expenses and Other Liabilities	26,297
Total Liabilities	41,239

Net Assets	$ 21,879,827

Composition of Net Assets:
At March 31, 2013, Net Assets consisted of:
Paid-in-Beneficial Interest	$ 21,831,205
Undistributed Net Investment Income	8,272
Accumulated Net Realized Gain From Security Transactions	24
Net Unrealized Appreciation on Investments	40,326
Net Assets	$ 21,879,827

Net Asset Value Per Share
Net Assets	$ 21,879,827
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	2,070,411
Net Asset Value and Repurchase Price per Share	$ 10.57
Offering Price per share (Maximum sales charge of 4.50%)	$ 11.07

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2013

Investment Income:
Interest Income	$ 439,800
Total Investment Income	439,800

Expenses:
Investment Advisory Fees	96,164
Administration Fees	22,069
Trustees' Fees	19,617
Shareholder Servicing Fees	19,233
Security Servicing Fees	19,233
Registration and Filing Fees	17,164
Transfer Agent Fees	14,250
Chief Compliance Officer Fees	13,731
Fund Accounting Fees	13,241
Legal Fees	10,760
Printing Expense	8,307
Audit Fees	8,145
Insurance Expense	7,529
Custody Fees	2,697
Non 12b-1 Shareholder Expense	1,500
Miscellaneous Expense	981
Total Expenses	274,621
Less: Expenses Waived/Reimbursed by Adviser	(131,794)
Net Expenses	142,827
Net Investment Income	296,973

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	99,901

Net Change in Unrealized Depreciation on Investments	(115,957)
Net Realized and Unrealized Loss on Investments	(16,056)

Net Increase in Net Assets Resulting From Operations	$ 280,917

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statements of Changes in Net Assets

	For the Six	For the Period
	Months Ended	December 30, 2011* Through
	March 31, 2013	September 30, 2012
Operations:	(Unaudited)
Net Investment Income	$ 296,973	$ 140,653
Net Realized Gain on Investments	99,901	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	(115,957)	156,283
Net Increase in Net Assets
Resulting From Operations	280,917	296,936

Distributions to Shareholders From:
Net investment income ($0.19 and $0.19 per share, respectively)	(289,952)	(139,402)
Net Realized Gains ($0.07 and $0.00 per share, respectively)	(99,877)	-
Total Distributions to Shareholders	(389,829)	(139,402)

Beneficial Interest Transactions:
Proceeds from Shares Issued (972,966 and 1,106,315 shares, respectively)	10,387,896	11,543,489
Distributions Reinvested (22,198 and 7,611 shares, respectively)	238,796	80,774
Cost of Shares Redeemed (36,315 and 2,364 shares, respectively)	(394,224)	(25,526)
Total Beneficial Interest Transactions	10,232,468	11,598,737

Total Increase in Net Assets	10,123,556	11,756,271

Net Assets:
Beginning of Period	11,756,271	-
End of Period (including undistributed net investment
income of $8,272 and $1,251, respectively)	$ 21,879,827	$ 11,756,271

* Commencement of Operations

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six Months		Period
	Ended		Ended
	March 31, 2013		September 30, 2012**
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.58		$ 10.00

Increase From Operations:
Net investment income (a)	0.20		0.33
Net gain from securities
(both realized and unrealized)	0.05		0.44
Total from operations	0.25		0.77

Distributions to shareholders from:
Net investment income	(0.19)		(0.19)
Net realized gains	(0.07)		-
Total distributions	(0.26)		(0.19)

Net Asset Value, End of Period	$ 10.57		$ 10.58

Total Return (b)	2.30%	(d)	7.70%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 21,880		$ 11,756
Ratio of gross expenses to average net assets	3.56%	(c)	9.42%	(c)
Ratio of net expenses to average net assets	1.85%	(c)	1.85%	(c)
Ratio of net investment income to average net assets	3.85%	(c)	4.21%	(c)
Portfolio turnover rate	4.56%	(d)	1.50%	(d)

__________
**The Fund commenced operations on December 30, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived a portion of its fee, total returns would have been lower.
(c) Annualized.
(d) Not annualized.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2013

1.

ORGANIZATION

Vertical Capital Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 8, 2011 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.  The investment objective of the Fund is to seek income. The Fund commenced operations on December 30, 2011.   The Fund currently offers shares at net asset value plus a maximum sales charge of 4.50%.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Underlying Funds - The Fund may invest in portfolios of open-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds.

Mortgage Notes – The Fund utilizes a proprietary discounted cash flow model to value its Mortgage Notes. Vertical Capital Asset Management, LLC. (“the Adviser”) uses the model daily to produce market values based on a combination of servicing data (maturity dates, rates, loan type, etc.) that is fed into the pricing model along with various readily available inputs including yield curves, prepayment speeds, default rates and loss severity assumptions. The future expected cash flows and related treasury yields are also utilized to compare with each individual Mortgage Note yield in the model. That yield is determined as a spread to the interpolated treasury curve, based on market knowledge of the collateral type, prepayment history, average life, and credit quality. The combination of loan level criteria and daily market adjustments produces a daily price for each Mortgage Note relative to current public market conditions.

Prior to purchase, each Mortgage Note goes through a due diligence process that includes considerations such as underwriting borrower credit, employment history, property valuation, and delinquency history with an overall emphasis on repayment of the Mortgage Notes. The purchase price of the Mortgage Notes reflects the overall risk relative to the findings of this due diligence process.

The Fund will invest primarily in Mortgage Notes secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the borrowers.

The Fund's investments in Mortgage Notes are subject to liquidity risk because there is a limited secondary market for Mortgage Notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Vertical Capital Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2013

Securities for which current market quotations are not readily available, such as the Mortgage Notes the Fund invests in, or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. As described above, the Mortgage Notes, which are fair valued daily, are priced by the Adviser and through a proprietary discounted cash flow model, under the direction of the Board.

The Fund’s senior management contracted with LCAP Advisors to create an asset valuation model along with policies and maintenance procedures for the Fund.  The valuation procedures and the Model are reviewed and maintained on a daily basis within the management of the Fund.  Any calibrations and adjustments to the model, that may be necessary are done on a quarterly basis to insure accurate pricing.  Financial markets are monitored daily by the Adviser relative to interest rate environment along with third party data from the U.S. Department of the Treasury, Reuters and Moody’s which is uploaded into the pricing model along with a daily loan servicing tape.  In addition to the readily available data from the financial markets, the Advisor uses a number of pricing criteria that represent the Advisor’s 30 years of credit and collateral underwriting experience related to mortgage Notes to accurately value the Notes.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2013 for the Fund’s assets measured at fair value:

Vertical Capital Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2013

Assets	Level 1	Level 2	Level 3	Total
Mortgage Notes	$ -	$ -	$ 18,069,969	$ 18,069,969
Total	$ -	$ -	$ 18,069,969	$ 18,069,969

There were no transfers between levels during the current period presented.  It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Vertical Capital Income Fund
Mortgage Notes
Beginning Balance	$ 8,456,934
Total realized gain (loss)	99,901
Change in unrealized appreciation (depreciation)	(115,957)
Cost of purchases	10,015,733
Proceeds from paydowns	(559,532)
Amortization	172,890
Net Transfers in/out of level 3	-
Ending balance	$ 18,069,969

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at March 31, 2013 is $(115,957).

The following table provides quantitative information about the Fund's Level 3 values, as well as its inputs, as of March 31, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Value	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs
Mortgage Notes	$ 18,069,969	Comprehensive pricing model with emphasis on discounted cash flows	Credit Quality	1.0%	1.0%
			Collateral Value	5.0%	5.0%
			Collateral Type	2.0%	2.0%
			Occupancy	2.0%	2.0%
			Collateral Equity	5.0%	5.0%
Closing Balance	$ 18,069,969

The information in these columns is meant to represent a range of the weighting for each unobservable input relative to each investment type. The valuation of the Mortgage Notes, which are the subject of this disclosure, use approximately the same weighting of the unobservable inputs for each Mortgage Note, therefore there is not a "range" and the "weighted average" is approximately the same value as the input percentage.

Vertical Capital Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2013

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Credit quality	Increase	Decrease
Collateral Value	Increase	Decrease
Collateral type (SFR)	Increase	Decrease
Occupancy (Owner OCC)	Increase	Decrease
Collateral Equity	Increase	Decrease

   SFR – Single Family Residence

   Owner OCC – Owner Occupied

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Interest income is recorded on the accrual basis.  Paydown gains and losses are recorded as interest income.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2012 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid monthly and are recorded on the ex-dividend date.   The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, Management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Vertical Capital Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2013

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Vertical Capital Asset Management, LLC serves as the Fund’s Investment Adviser.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Advisory Fees - Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund.  For the six months ended March 31, 2013, the Adviser earned advisory fees of $96,164.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until January 31, 2014, so that the total annual operating expenses of the Fund do not exceed 1.85% of the average daily net assets of the Fund.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.  For the six months ended March 31, 2013, the Adviser waived advisory fees of $96,164, and reimbursed expenses of $35,630.  Expenses subject to recapture by the Advisor amounted to $252,754 and will expire on September 30, 2015

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Vertical Capital Income Fund has adopted, on behalf of the Fund, a Shareholder Servicing Plan to pay for certain shareholder services.  Under the Plan, the Fund will pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the six months ended March 31, 2013, the Fund incurred shareholder services fees of $19,233.

Security Servicing Agent – The Fund pays Vertical Recovery Management, LLC (“VRM”) a fee equal to 0.25% of the Fund’s average daily net assets for the collections from and maintenance of its securities by providing services such as contacting delinquent borrowers and managing the foreclosure process or other recovery processes for the Fund in the event of a borrower's default.  VRM is an affiliate of the Adviser.

Vertical Capital Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2013

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Adviser a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the paydowns of securities, other than U.S. Government securities and short-term investments, for the six months ended March 31, 2013 amounted to $10,015,733 and $473,339, respectively.

5.

REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

During the six months ended March 31, 2013, the Fund completed two quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	12/14/12	03/15/13
Repurchase Request Deadline	01/14/13	04/12/13
Repurchase Pricing Date	01/14/13	04/12/13
Net Asset Value as of Repurchase Offer Date	$ 10.86	$ 11.43
Amount Repurchased	$ 281,841.95	$ 788,509.69
Percentage of Outstanding Share Repurchased	1.71%	3.26%

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended September 30, 2012 was as follows:

Fiscal Period Ended September 30, 2012
Ordinary	Long-Term
Income	Capital Gain	Total
$ 139,402	$ -	$ 139,402

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 1,251	$ -	$ -	$ -	$ 156,283	$ 157,534

7.

AFFILIATED BROKER COMMISIONS

During the six months ended March 31, 2013.  Vertical Recovery Management LLC, an affiliate of the Adviser, provided execution support and trade settlement services on behalf of the Fund.  Vertical Recovery Management, LLC received $99,248 in trade-related payments and fees (brokerage commissions).

8.

RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9.

SUBSEQUENT EVENTS

On April 29, 2013, the Fund paid an ordinary income dividend of $0.0389 per share to shareholders of record on April 26, 2013.

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Vertical Capital Income Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2013

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/12)	Ending Account Value (3/31/13)	Expenses Paid During the Period* (10/1/12 to 3/31/13)
Actual	$1,000.00	$1,017.80	$ 9.31
Hypothetical (5% return before expenses)	$1,000.00	$1,015.71	$ 9.30

* Expenses Paid During Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.85% multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

PORTFOLIO COMPOSITION** (Unaudited)

 **Based on Portfolio Market Value as of March 31, 2013

Mortgage Notes	100.0%
Cash and Other Assets Less Liabilities	-
100.0%

Rev. May 2012

PRIVACY NOTICE
FACTS		WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

   The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-866-277-VCIF

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Vertical Capital Income Fund does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-277-VCIF by referring to the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-277-VCIF.

Investment Adviser

Vertical Capital Asset Management, LLC

20 Pacifica, Suite 190

Irvine, CA 92618

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.    Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.   Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.   Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Vertical Capital Income Fund

By (Signature and Title)

*

/s/Bayard Closser

       Bayard Closser, President

Date

6/10/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/Bayard Closser

       Bayard Closser, President

Date

6/10/13

By (Signature and Title)

*

/s/Gustavo A. Altuzarra

Gustavo A. Altuzarra Treasurer

Date

6/10/13

* Print the name and title of each signing officer under his or her signature.